Exhibit 32.1
CERTIFICATION PURSUANT TO
18 U.S.C. SECTION 1350,
AS ADOPTED PURSUANT TO
SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002
     In connection with the Quarterly Report of MSW Energy Holdings II LLC, (the “Company”) on Form 10-Q for the quarter ended March 31, 2006 as filed with the Securities and Exchange Commission on or about the date hereof (the “Report”), I, Anthony J. Orlando, Chief Executive Officer and President of the Company, and I, Craig D. Abolt, Senior Vice President and Chief Executive Officer of the Company, each certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that to my knowledge:
(1)	The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2)	The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

/s/ Anthony J. Orlando	/s/ Craig D. Abolt
Anthony J. Orlando	Craig D. Abolt
Chief Executive Officer and President	Senior Vice President and Chief Financial Officer
May 4, 2006	May 4, 2006